Voya PotentialPLUS

A DEFERRED COMBINATION VARIABLE, INDEXED AND FIXED ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company
and its

Separate Account B

Supplement Dated May 11, 2016

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Defined terms in this supplement shall have the same meaning given to them in your prospectus.

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UNCLAIMED PROPERTY

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing at P.O. Box 9271, Des Moines, IA 50306-9271 or by calling (800) 366-0066.

CYBER SECURITY

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the Index Segments or underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Index Segments or underlying Funds invest, which may cause the Index Segments or Fund underlying your Contract to lose value. There can be no assurance that we or the Index segments or underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

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ORDER PROCESSING

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the Index Segment or Fund when the order was executed and the price of the Index Segment or Fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

IMPORTANT INFORMATION ABOUT THE INDEX SEGMENTS AND SUB-ACCOUNT CURRENTLY OPEN AND AVAILABLE TO NEW PREMIUMS AND REALLOCATIONS UNDER YOUR CONTRACT

The Indexed Segments and Sub-account currently open and available to new Premiums and Reallocations under your Contract are:

Indexed Segments:

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	10%
S&P 500 Index	1 year	10%

Sub-account:

Name/Investment Adviser/Subadviser	Investment Objective
Voya Government Liquid Assets Portfolio (prior to May 1, 2016, known as the Voya Liquid Assets Portfolio) Investment Adviser: Directed Services LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

More detailed information about the Voya Government Liquid Assets Portfolio can be found in the current prospectus and Statement of Additional Information for this Fund. If you received a summary prospectus, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated investment objectives will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Contract Value to the Sub-account that invests in the Fund. Shares of the Fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

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